UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07237)

Exact name of registrant as specified in charter:	Putnam Investment Funds

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	February 28, 2013

Date of reporting period:	March 1, 2012 — August 31, 2012

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PSLAX

Putnam Small Cap Value Fund

Semiannual report 8|31|12

A world of investing.™

Putnam INVESTMENTS

10 CENTS
4¢
U.S. POSTAGE
3¢

VALUE FUNDS look for stocks that have been overlooked by other investors and that may be selling for less than their true worth.

Putnam
Small Cap Value
Fund

Semiannual report
8 | 31 | 12

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	14

Other information for shareholders	15

Trustee approval of management contract	16

Financial statements	21

Consider these risks before investing: The prices of stocks in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific issuer or industry. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Value stocks may fail to rebound, and the market may not favor value-style investing.

Message from the Trustees

Dear Fellow Shareholder:

Markets worldwide have exhibited resiliency in recent months, despite the challenges of a global economic slowdown and tepid growth here in the United States. Since early summer, stock and bond investors have increasingly moved into riskier assets. Still, the market rebound has been punctuated by periods of volatility.

Persistently high U.S. unemployment, Europe’s tenacious credit troubles, and a manufacturing slowdown in China all have created a climate of uncertainty — an environment that, we believe, will remain for some time. The hope is that, after election day, Washington lawmakers will act swiftly to resolve pressing challenges, such as the impending “fiscal cliff” set to occur on January 1, 2013, that will trigger automatic tax increases and government spending cuts.

A long-term view and balanced investment approach become ever more important in this type of market environment, as does reliance on a financial advisor, who can help you navigate your way toward your financial goals.

We would like to take this opportunity to announce the arrival of two new Trustees, Liaquat Ahamed and Katinka Domotorffy, CFA, to your fund’s Board of Trustees. Mr. Ahamed, who in 2010 won the Pulitzer Prize for History with his book, Lords of Finance: The Bankers Who Broke the World, also serves on the Board of Aspen Insurance and the Board of the Rohatyn Group, an emerging-market fund complex that manages money for institutional investors. Ms. Domotorffy, who until year-end 2011 was a Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management, currently serves as a member of the Anne Ray Charitable Trust’s Investment Committee, Margaret A. Cargill Philanthropies, and director for Reach Out and Read of Greater New York, an organization dedicated to promoting early childhood literacy.

We would also like to extend a welcome to new shareholders of the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Seeking to uncover opportunities that others may have overlooked

Small-cap investing can often be as much an art as a science. Because the small-cap universe is large and can change quickly, many promising and profitable smaller companies fail to capture Wall Street’s attention. And because so many small-cap stocks represent relatively new businesses, investing in them can be both volatile and rewarding. Finding companies that offer the best prospects for success takes a trained eye and a disciplined approach.

Because of their size, smaller companies are usually more agile than larger ones and are often able to respond more quickly to market changes or demand for new products and services. Many small-cap companies are in the early stages of their corporate lives, having recently made the transition to being publicly traded. They also react differently to economic conditions than larger companies. On one hand, an uptick in the economy can make it easier for small companies and start-ups to obtain financing; conversely, smaller companies with less robust balance sheets often have greater difficulty weathering a market downturn.

Putnam Small Cap Value Fund’s manager looks for stocks that are not only undervalued but that appear to have a catalyst that could unlock the value in the stock. Events such as a change in management, restructuring, or a new product often have this effect. In addition, the manager considers stocks that have recently fallen out of favor with investors. Because stocks of smaller companies are historically more volatile than those of blue-chip companies, the manager also carefully considers each stock’s risk/reward profile.

In-depth analysis is key to successful stock selection

Drawing on the expertise of a dedicated team of stock analysts, the fund’s portfolio manager seeks attractive value stocks. Once a stock is selected for the portfolio, it is regularly assessed by the portfolio manager to ensure that it continues to meet his criteria, including:

Valuation The manager carefully considers how each stock is valued, seeking stocks whose valuations are attractive relative to the company’s profitability potential.

Change The manager focuses on company fundamentals against the broader context of industry trends to identify whether individual companies possess a catalyst for positive change.

Quality The manager looks for high-quality companies, seeking characteristics such as sound balance sheets, profitable business models, and competent management.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

Interview with your fund’s portfolio manager

Eric, how would you describe the investment climate during the semiannual period?

The reporting period began amid the first calendar quarter rally, which was bolstered by improving U.S. economic data, coordinated central bank efforts to ease pressure on banks in Europe, and an extension of the Federal Reserve’s accommodative monetary policy. Investments perceived as higher risk, such as the smaller-cap stocks that your fund invests in, rallied strongly.

However, in the second quarter, concerns about Europe’s sovereign debt crisis, weak U.S. economic data, and China’s decelerating economic growth caused a reversal in market sentiment. Although U.S. equities held up better than international equities, stocks and economically sensitive sectors generally fell out of favor. With the greater uncertainty, the more resilient, lower-risk asset classes such as U.S. Treasuries and defensive stocks outperformed in the “risk-off” environment. Risk-aversion dominated the financial markets until late July, when favorable election results in Greece and the European Union summit brought some relief in the final weeks of the period.

How did Putnam Small Cap Value Fund perform for the six months ended August 31, 2012?

In a market where value-oriented investment strategies outperformed growth-focused

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 8/31/12. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on page 14.

strategies and small-cap stocks underperformed their more defensive large-cap brethren, the fund’s class A shares generated relatively flat performance for the reporting period. Relatively speaking, the fund outperformed the average return for its Lipper peer group but lagged the Russell 2000 Value Index, the fund’s benchmark. We believe that stock selection detracted most from the fund’s performance relative to its benchmark, although some sector allocation strategies also hurt results. Investments in the capital goods, consumer staples, and energy sectors held back performance most, while holdings in consumer cyclicals, communication services, and health care were the more notable contributors to performance.

Stock selection in the consumer cyclicals sector was rewarding, especially with the portfolio’s out-of-benchmark position in American Eagle Outfitters and its overweight positions in M/I Homes, Marriott Vacations, and Stage Stores. In the communication services sector, our decision to avoid Leap Wireless, Sonus Networks, and ViaSat was advantageous, as was the fund’s out-of-benchmark position in Cogent Communications. The fund’s health-care positioning benefited from an out-of-benchmark position in M*Modal, and overweight positions in Centene and MedAssets relative to the benchmark. Other top contributors included out-of-benchmark positions in Portfolio Recovery Associates [financials] and Web.com [technology].

In the lagging capital goods sector, overweight positions in Greenbrier, Stoneridge, and American Railcar, as well as an out-of-benchmark position in Commercial Vehicle Group, detracted most from performance. We also saw disappointing results in consumer staples with overweight positions in ACCO Brands, Corinthian Colleges, and Kforce. Finally, in the poorly performing energy sector, an overweight position in Key Energy, along with out-of-benchmark positions in SM Energy and Tidewater, detracted from performance. Other notable detractors included an overweight position in

Allocations are represented as a percentage of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any. Holdings and allocations may vary over time.

VOXX International [consumer cyclicals] and Emulex [technology].

By period-end, M*Modal, American Railcar, and Commercial Vehicle Group had been sold from the portfolio.

Were there any significant changes in the fund’s strategy during the period?

We did not make any significant changes to the portfolio’s investment strategy. Given the high degree of uncertainty in the market today, we believe it is as important as ever to hold true to our disciplined investment philosophy and process. Our small-cap value team seeks to invest in high-quality companies that are priced at a discount to their intrinsic value and that we believe have a catalyst to unlock value that has not yet been fully recognized by investors.

Our rigorous, bottom-up investment process seeks to outperform our benchmark and our peers through stock selection rather than top-down macroeconomic factors or other overarching themes, such as predictions about the direction of the economy, energy prices, or market volatility, that might tilt the portfolio too narrowly in a single direction. Rather, we seek to add value in each sector of the benchmark while limiting overall risk and risk relative to the benchmark.

Could you elaborate on some holdings that illustrate your investment philosophy and that contributed to performance for the period?

Certainly. The retailer American Eagle Outfitters, which specializes in clothing for young adults, is very popular among its targeted audience, and sales remain robust. However, the company’s stock price suffered a setback after the company announced that

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 8/31/12. Short-term holdings are excluded. Holdings will vary over time.

it would miss fourth-quarter 2011 earnings estimates due to significant price promotions and inefficient inventory management. However, a new CEO, Robert Hanson, joined the firm with a commitment to managing lean inventory levels. During his short tenure, the new CEO has successfully decreased inventory levels and increased profit margins despite rising input costs, such as cotton.

Web.com provides Internet services for small to midsize businesses, including domain registration, website design, search-engine optimization, and marketing, as well as social media and mobile phone advertising. When we purchased the stock, the company was trading at a significant discount to its valuation due to concerns about lagging global demand for its services and increased competition. However, in the aftermath of our purchase, management successfully implemented a number of acquisitions that increased its operating efficiency, the size of its subscriber base, and the annual revenue each subscriber generates. Web.com’s stock price rallied as a result.

Both of these examples illustrate our philosophy of investing in inexpensively priced, high-quality companies with a catalyst for positive change.

Could you discuss in more detail some fund holdings that proved disappointing?

Key Energy provides services to domestic and international oil and natural gas production companies. Declining natural gas prices and a corresponding decrease in rig counts have had an especially acute impact on the company’s earnings and its stock price.

VOXX International manufactures and sells highly commoditized, low-margin electronics gear, such as speakers, headphones, and other audio equipment under the RCA and Klipsch labels as well as other brand names. While the company’s businesses were stable, sales growth has been slow due to the ongoing sovereign debt crisis in Europe, which has had a significant impact on the company’s revenues since a significant portion of sales are generated from the eurozone. Management has launched a number of

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Weightings are shown as a percentage of net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any. Holdings will vary over time.

new products and made some acquisitions that may provide opportunities for future stock price appreciation through margin and revenue growth.

SMART Technologies develops and sells interactive technology products in the education market. Declining education spending in the United States and Europe caused a significant slowdown in the company’s revenues and earnings.

With the economic and market outlook still uncertain, how are you approaching the coming months?

In our view, volatility is likely to remain high for the foreseeable future, driven in large measure by macroeconomic events that create a “risk-on” or “risk-off” investment environment. Thus, we believe asset classes are likely to move in and out of favor depending on market conditions.

Against this backdrop, we will focus our attention on finding inexpensively priced, high-quality companies that possess some sort of overlooked catalyst that has the potential to drive stock prices higher. We think that finding a hidden catalyst is the most important part of our work and requires a critical understanding of the variables that can help unlock value in a company’s stock price.

Thank you, Eric, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Eric N. Harthun has an M.B.A. from The University of Chicago Booth School of Business and a B.S. from San Diego State University. A CFA charterholder, Eric joined Putnam in 2000 and has been in the investment industry since 1994.

IN THE NEWS

In a bid to protect Spain and Italy from financial collapse, the European Central Bank (ECB) made a bold move in early September to buy unlimited amounts of short-term bonds from those eurozone countries that need the most assistance. The program is designed to effectively spread the risk for the responsibility of sharing repayment of the nations’ debt. The move is meant to provide countries like Spain and Italy with sufficient time to reduce their debt and restore their economies. Financial markets worldwide reacted positively to the news because it may reduce the likelihood that the 17-nation euro currency union will dismantle, which could have significant economic ramifications.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended August 31, 2012, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 8/31/12

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(4/13/99)		(5/3/99)		(7/26/99)		(3/29/00)		(3/30/07)	(1/3/01)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	8.36%	7.88%	7.57%	7.57%	7.56%	7.56%	7.84%	7.55%	8.10%	8.61%

10 years	98.25	86.91	84.10	84.10	84.12	84.12	88.84	82.19	93.60	103.62
Annual average	7.08	6.45	6.29	6.29	6.29	6.29	6.56	6.18	6.83	7.37

5 years	–7.52	–12.82	–10.83	–12.09	–10.91	–10.91	–9.74	–12.92	–8.61	–6.27
Annual average	–1.55	–2.71	–2.27	–2.54	–2.28	–2.28	–2.03	–2.73	–1.78	–1.29

3 years	45.63	37.26	42.54	39.54	42.53	42.53	43.50	38.47	44.74	46.85
Annual average	13.35	11.13	12.54	11.75	12.54	12.54	12.79	11.46	13.12	13.66

1 year	13.56	7.00	12.75	7.75	12.72	11.72	13.01	9.08	13.26	13.83

6 months	–0.10	–5.81	–0.44	–5.42	–0.44	–1.43	–0.31	–3.76	–0.19	0.09

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus.

Comparative index returns For periods ended 8/31/12

		Lipper Small-Cap
	Russell 2000	Value Funds
	Value Index	category average*

Annual average
(life of fund)	8.77%	9.72%

10 years	125.91	137.03
Annual average	8.49	8.94

5 years	3.72	8.32
Annual average	0.73	1.53

3 years	41.39	41.12
Annual average	12.24	12.11

1 year	14.08	11.69

6 months	2.03	–0.66

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 8/31/12, there were 295, 284, 228, 197, 115, and 67 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 8/31/12

	Class A		Class B	Class C	Class M		Class R	Class Y

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

2/29/12	$10.54	$11.18	$9.15	$9.17	$9.76	$10.11	$10.44	$10.88

8/31/12	10.53	11.17	9.11	9.13	9.73	10.08	10.42	10.89

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

The fund made no distributions during the period.

Fund performance as of most recent calendar quarter
Total return for periods ended 9/30/12

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(4/13/99)		(5/3/99)		(7/26/99)		(3/29/00)		(3/30/07)	(1/3/01)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	8.52%	8.04%	7.73%	7.73%	7.72%	7.72%	7.99%	7.71%	8.26%	8.77%

10 years	120.91	108.13	104.92	104.92	105.13	105.13	110.25	102.94	115.65	126.81
Annual average	8.25	7.61	7.44	7.44	7.45	7.45	7.71	7.33	7.99	8.53

5 years	–4.82	–10.28	–8.26	–9.56	–8.25	–8.25	–7.11	–10.34	–5.94	–3.54
Annual average	–0.98	–2.15	–1.71	–1.99	–1.71	–1.71	–1.46	–2.16	–1.22	–0.72

3 years	39.48	31.50	36.24	33.24	36.40	36.40	37.40	32.54	38.46	40.61
Annual average	11.73	9.56	10.86	10.04	10.90	10.90	11.17	9.85	11.46	12.03

1 year	29.84	22.37	28.83	23.83	29.06	28.06	29.28	24.75	29.58	30.27

6 months	0.00	–5.75	–0.43	–5.40	–0.32	–1.32	–0.30	–3.76	–0.09	0.09

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses
for the fiscal year ended 2/29/12	1.40%	2.15%	2.15%	1.90%	1.65%	1.15%

Annualized expense ratio for the
six-month period ended 8/31/12	1.29%	2.04%	2.04%	1.79%	1.54%	1.04%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report because it includes an impact of 0.10% in fees and expenses of acquired funds. Expenses are shown as a percentage of average net assets.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from March 1, 2012, to August 31, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.50	$10.26	$10.26	$9.01	$7.76	$5.25

Ending value (after expenses)	$999.00	$995.60	$995.60	$996.90	$998.10	$1,000.90

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended August 31, 2012, use the following calculation method. To find the value of your investment on March 1, 2012, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.56	$10.36	$10.36	$9.10	$7.83	$5.30

Ending value (after expenses)	$1,018.70	$1,014.92	$1,014.92	$1,016.18	$1,017.44	$1,019.96

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 2000 Value Index is an unmanaged index of those companies in the small-cap Russell 2000 Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2012, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of August 31, 2012, Putnam employees had approximately $339,000,000 and the Trustees had approximately $80,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”).

The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2012, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2012, the Contract Committee met in executive session with the other Independent Trustees to discuss the Contract Committee’s preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 22, 2012 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2012. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Most of the open-end Putnam funds, including your fund, have relatively new management contracts, which introduced fee schedules that reflect more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds, and performance fees for some funds. These new management contracts have been in effect for two years — since January or, for a few funds, February 2010. The Trustees approved the new management contracts on July 10, 2009, and fund shareholders subsequently approved the contracts by overwhelming majorities of the shares voted.

Under its management contract, your fund has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Contract Committee observed that the complex-wide breakpoints of the open-end funds had only been in place for two years, and the Trustees will continue to examine the operation of this new breakpoint structure in future years in light of further experience.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement certain expense limitations. These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds had sufficiently low expenses that these expense limitations did not apply. However, in the case of your fund, the first of the expense limitations applied during its fiscal year ending in 2011. The expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points (effective March 1, 2012, this expense limitation was reduced to 32 basis points) on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). Putnam Management’s support for these expense limitations, including its agreement to reduce the expense limitation applicable to the open-end funds’ investor servicing fees and expenses as noted above, was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 1st quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 1st quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2011 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2011 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and, where applicable, with the performance of competitive funds or targeted annualized return. They noted that since 2009, when Putnam Management began implementing major changes to strengthen its investment personnel and processes, there has been a steady improvement in the number of Putnam funds showing above-median three-year performance results. They also noted the disappointing investment performance of some funds for periods ended December 31, 2011 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper Small-Cap Value Funds) for the one-year, three-year and five-year periods ended December 31, 2011 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	3rd

Three-year period	3rd

Five-year period	4th

Over the one-year, three-year and five-year periods ended December 31, 2011, there were 305, 259 and 232 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees expressed concern about your fund’s fourth quartile performance over the five-year period ended December 31, 2011 and considered the circumstances that may have contributed to this disappointing performance. The Trustees considered Putnam Management’s observation that the fund’s underperformance over this period was due in significant part to the fund’s particularly weak performance in 2007 and 2008. They noted Putnam Management’s view that performance over this period suffered as a result of poor security selection, primarily in the financials sector.

The Trustees also considered steps that Putnam Management had taken to support improved performance. They noted that a new portfolio manager had joined the fund’s portfolio management team in November 2008 (and that this portfolio manager had taken sole responsibility for managing the fund’s investments in November 2009), and that the fund’s relative performance had improved under this portfolio manager. The Trustees also considered a number of other changes that Putnam Management had made in recent years in efforts to support and improve fund performance generally. These changes included Putnam Management’s efforts to increase accountability and to reduce complexity in the portfolio management process for the

Putnam equity funds by moving generally from a portfolio management team structure to a decision-making process that vests full authority and responsibility with individual portfolio managers and by affirming its commitment to a fundamental-driven approach to investing. The Trustees noted that Putnam Management had also worked to strengthen its fundamental research capabilities by adding new investment personnel to the large-cap equities research team and by bringing U.S. and international research under common leadership. In addition, the Trustees recognized that Putnam Management has adjusted the compensation structure for portfolio managers and research analysts so that only those who achieve top-quartile returns over a rolling three-year basis are eligible for full bonuses.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to performance issues, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft-dollar credits acquired through these means are used primarily to acquire research services that supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft-dollar credits continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

The fund’s portfolio 8/31/12 (Unaudited)

COMMON STOCKS (94.8%)*	Shares	Value

Aerospace and defense (0.3%)
Innovative Solutions & Support, Inc. †	104,405	$403,003

		403,003
Airlines (0.1%)
SkyWest, Inc.	14,749	129,349

		129,349
Auto components (1.8%)
American Axle & Manufacturing Holdings, Inc. † S	118,400	1,322,528

Modine Manufacturing Co. †	107,536	753,827

Stoneridge, Inc. †	100,915	637,783

		2,714,138
Biotechnology (0.5%)
Spectrum Pharmaceuticals, Inc. † S	67,700	809,692

		809,692
Building products (0.6%)
NCI Building Systems, Inc. †	90,200	969,650

		969,650
Capital markets (1.1%)
Cowen Group, Inc. Class A †	308,054	804,021

Horizon Technology Finance Corp.	57,651	965,654

		1,769,675
Chemicals (4.1%)
Cabot Corp.	20,700	720,981

HB Fuller Co.	25,700	781,537

Innophos Holdings, Inc.	10,700	506,003

LSB Industries, Inc. †	20,700	780,390

Minerals Technologies, Inc.	13,000	881,530

OM Group, Inc. † S	46,200	851,928

RPM International, Inc.	37,900	1,038,839

Tronox, Ltd. Class A S	28,500	735,015

		6,296,223
Commercial banks (7.9%)
Bancorp, Inc. (The) †	108,763	1,051,738

Citizens Republic Bancorp, Inc. †	42,500	869,975

Financial Institutions, Inc. S	65,200	1,141,000

First Citizens BancShares, Inc. Class A	5,100	842,214

First of Long Island Corp. (The) S	24,309	728,055

Investors Bancorp, Inc. †	63,272	1,086,380

Lakeland Financial Corp.	24,754	657,466

Metro Bancorp, Inc. †	69,909	877,358

Oriental Financial Group (Puerto Rico) S	104,500	1,107,700

Popular, Inc. (Puerto Rico) †	49,320	781,229

PrivateBancorp, Inc.	63,100	1,028,530

State Bank Financial Corp. †	60,800	984,960

Western Alliance Bancorp †	116,900	1,088,339

		12,244,944
Commercial services and supplies (2.7%)
ACCO Brands Corp. † S	117,650	775,314

Deluxe Corp. S	52,400	1,486,588

COMMON STOCKS (94.8%)* cont.	Shares	Value

Commercial services and supplies cont.
Ennis, Inc.	51,921	$757,527

Portfolio Recovery Associates, Inc. † S	12,100	1,214,235

		4,233,664
Communications equipment (2.9%)
Ceragon Networks, Ltd. (Israel) † S	86,100	598,395

Emulex Corp. †	143,600	983,660

Extreme Networks † S	256,280	912,357

Oplink Communications, Inc. †	69,563	1,117,877

Polycom, Inc. †	90,000	937,800

		4,550,089
Computers and peripherals (2.5%)
BancTec, Inc. 144A † F	160,833	723,749

Datalink Corp. †	117,200	978,620

Electronics for Imaging, Inc. †	68,800	1,062,960

Lexmark International, Inc. Class A	35,900	779,389

SMART Technologies, Inc. Class A (Canada) †	182,700	272,223

		3,816,941
Construction and engineering (2.1%)
EMCOR Group, Inc. S	37,700	1,041,651

Great Lakes Dredge & Dock Corp.	123,500	902,785

Orion Marine Group, Inc. †	69,900	532,638

Tutor Perini Corp. †	54,100	574,001

UniTek Global Services, Inc. †	47,848	165,554

		3,216,629
Containers and packaging (0.5%)
Rock-Tenn Co. Class A	12,100	807,917

		807,917
Distributors (1.2%)
Core-Mark Holding Co., Inc.	23,666	1,077,750

VOXX International Corp. †	111,700	837,750

		1,915,500
Diversified consumer services (0.7%)
Corinthian Colleges, Inc. † S	194,400	392,688

Steiner Leisure, Ltd. (Bahamas) †	13,800	645,012

		1,037,700
Diversified financial services (0.2%)
NewStar Financial, Inc. † S	27,500	325,325

		325,325
Diversified telecommunication services (0.7%)
Cogent Communications Group, Inc. †	56,310	1,103,676

		1,103,676
Electric utilities (2.9%)
NV Energy, Inc.	84,700	1,485,638

UIL Holdings Corp. S	40,295	1,417,578

UNS Energy Corp.	37,900	1,518,274

		4,421,490
Electrical equipment (0.5%)
General Cable Corp. † S	28,600	774,774

		774,774
Electronic equipment, instruments, and components (0.6%)
Electro Scientific Industries, Inc.	78,698	964,837

		964,837

COMMON STOCKS (94.8%)* cont.	Shares	Value

Energy equipment and services (1.7%)
Key Energy Services, Inc. †	88,200	$697,662

Pioneer Energy Services Corp. † S	90,125	693,963

Tidewater, Inc.	26,000	1,233,180

		2,624,805
Food and staples retail (1.7%)
Harris Teeter Supermarkets, Inc.	20,600	804,842

Spartan Stores, Inc.	58,036	888,531

Weis Markets, Inc. S	23,900	1,007,385

		2,700,758
Food products (0.6%)
Post Holdings, Inc.	33,700	1,005,945

		1,005,945
Gas utilities (1.1%)
Southwest Gas Corp. S	39,000	1,667,250

		1,667,250
Health-care equipment and supplies (0.8%)
Cutera, Inc. †	87,640	632,761

Syneron Medical, Ltd. (Israel) †	55,200	538,752

		1,171,513
Health-care providers and services (4.2%)
Addus HomeCare Corp. †	102,413	496,703

Centene Corp. † S	21,400	869,054

Ensign Group, Inc. (The)	40,900	1,204,096

Metropolitan Health Networks, Inc. †	106,957	859,934

PharMerica Corp. † S	103,600	1,305,360

Providence Service Corp. (The) †	54,800	625,268

Triple-S Management Corp. Class B (Puerto Rico) †	55,100	1,126,244

		6,486,659
Health-care technology (0.9%)
MedAssets, Inc. †	82,200	1,403,154

		1,403,154
Hotels, restaurants, and leisure (1.0%)
Marriott Vacations Worldwide Corp. †	31,810	1,021,737

Morgans Hotel Group Co. †	98,900	512,302

		1,534,039
Household durables (1.9%)
La-Z-Boy, Inc. †	67,200	927,360

M/I Homes, Inc. † S	52,128	1,006,070

Newell Rubbermaid, Inc.	53,200	953,876

		2,887,306
Household products (0.4%)
Spectrum Brands Holdings, Inc. †	15,100	556,133

		556,133
Insurance (6.8%)
Allied World Assurance Co. Holdings AG	19,400	1,523,482

American Financial Group, Inc.	24,932	936,446

Amtrust Financial Services, Inc. S	14,630	381,404

Arch Capital Group, Ltd. † S	35,600	1,420,796

Employers Holdings, Inc. S	38,795	707,233

Flagstone Reinsurance Holdings SA (Luxembourg)	110,400	942,816

Maiden Holdings, Ltd. (Bermuda)	91,400	839,052

PartnerRe, Ltd.	11,500	844,100

COMMON STOCKS (94.8%)* cont.	Shares	Value

Insurance cont.
Reinsurance Group of America, Inc. Class A	23,900	$1,403,886

Validus Holdings, Ltd.	47,271	1,584,051

		10,583,266
Internet software and services (2.0%)
Earthlink, Inc.	169,700	1,133,596

Perficient, Inc. †	67,900	727,209

Web.com Group, Inc. † S	70,297	1,170,445

		3,031,250
IT Services (1.2%)
Ciber, Inc. †	212,600	737,722

Convergys Corp. S	76,500	1,186,515

		1,924,237
Machinery (3.4%)
Columbus McKinnon Corp. †	70,500	1,044,810

Edwards Group, Ltd. ADR (United Kingdom)	107,852	746,336

EnPro Industries, Inc. † S	23,700	889,698

Greenbrier Companies, Inc. † S	47,255	682,835

Manitowoc Co., Inc. (The)	72,800	937,664

NN, Inc. †	23,627	199,176

Titan International, Inc. S	35,400	739,152

		5,239,671
Metals and mining (0.5%)
Metals USA Holdings Corp. †	52,215	720,045

		720,045
Multiline retail (0.5%)
Gordmans Stores, Inc. †	40,512	712,201

		712,201
Multi-utilities (1.6%)
Avista Corp.	55,700	1,414,780

CMS Energy Corp.	47,000	1,084,290

		2,499,070
Oil, gas, and consumable fuels (3.8%)
Energen Corp.	25,200	1,286,460

Energy Partners, Ltd. † S	46,400	799,008

EXCO Resources, Inc.	80,800	553,480

Gulfport Energy Corp. † S	20,800	547,040

Midstates Petroleum Co., Inc.	54,700	445,805

Scorpio Tankers, Inc. (Monaco) † S	108,118	575,188

SM Energy Co.	13,400	632,882

Swift Energy Co. † S	56,100	1,093,389

		5,933,252
Paper and forest products (0.5%)
Domtar Corp. (Canada)	10,400	753,376

		753,376
Pharmaceuticals (0.6%)
Medicines Co. (The) †	37,950	974,936

		974,936
Professional services (0.5%)
Kforce, Inc. †	69,500	814,540

		814,540

COMMON STOCKS (94.8%)* cont.	Shares	Value

Real estate investment trusts (REITs) (7.0%)
American Assets Trust, Inc.	29,401	$801,471

American Capital Agency Corp.	23,600	822,224

Campus Crest Communities, Inc.	68,451	739,271

Colony Financial, Inc.	53,500	1,027,735

Education Realty Trust, Inc.	68,294	789,479

Entertainment Properties Trust	16,100	733,999

LaSalle Hotel Properties	22,500	613,125

MFA Financial, Inc.	99,760	817,034

One Liberty Properties, Inc.	44,370	847,911

Piedmont Office Realty Trust, Inc. Class A	36,100	612,617

PS Business Parks, Inc.	11,500	783,955

Summit Hotel Properties, Inc.	172,114	1,466,411

Taubman Centers, Inc.	9,800	784,196

		10,839,428
Road and rail (1.6%)
Quality Distribution, Inc. †	83,400	811,482

Roadrunner Transportation Systems, Inc. †	43,300	756,884

Saia, Inc. †	40,155	871,364

		2,439,730
Semiconductors and semiconductor equipment (3.1%)
Advanced Energy Industries, Inc. † S	65,300	833,881

Integrated Silicon Solutions, Inc. †	101,000	1,000,910

Photronics, Inc. † S	162,400	953,288

RF Micro Devices, Inc. †	240,600	902,250

Silicon Image, Inc. †	231,600	1,095,468

		4,785,797
Software (1.5%)
Actuate Corp. †	146,000	1,020,540

Mentor Graphics Corp. †	72,500	1,198,425

TeleCommunication Systems, Inc. Class A †	24,824	43,690

		2,262,655
Specialty retail (4.4%)
Aaron’s, Inc.	29,550	882,659

Aeropostale, Inc. †	38,800	540,484

American Eagle Outfitters, Inc.	37,600	836,224

Ascena Retail Group, Inc. †	38,200	756,360

Citi Trends, Inc. †	44,100	512,222

Lithia Motors, Inc. Class A S	43,200	1,261,872

Sonic Automotive, Inc. Class A	57,200	1,022,164

Stage Stores, Inc. S	49,900	1,068,858

		6,880,843
Textiles, apparel, and luxury goods (1.2%)
G-III Apparel Group, Ltd. † S	34,900	1,107,726

PVH Corp.	8,764	822,940

		1,930,666
Thrifts and mortgage finance (4.6%)
Berkshire Hills Bancorp, Inc. S	44,000	979,000

BofI Holding, Inc. †	42,882	1,009,871

Brookline Bancorp, Inc. S	89,800	762,402

COMMON STOCKS (94.8%)* cont.	Shares	Value

Thrifts and mortgage finance cont.
EverBank Financial Corp.	75,677	$898,286

HomeStreet, Inc. †	11,396	403,874

MGIC Investment Corp. †	128,100	151,158

Rockville Financial, Inc.	76,900	922,031

United Financial Bancorp, Inc.	61,700	880,459

Walker & Dunlop, Inc. †	85,022	1,123,991

		7,131,072
Trading companies and distributors (1.2%)
DXP Enterprises, Inc. †	17,300	797,703

H&E Equipment Services, Inc. † S	56,600	1,001,820

		1,799,523
Transportation infrastructure (0.6%)
Aegean Marine Petroleum Network, Inc. (Greece) S	131,700	895,558

		895,558

Total common stocks (cost $142,472,139)		$146,693,894

INVESTMENT COMPANIES (0.8%)*	Shares	Value

Hercules Technology Growth Capital, Inc.	111,778	$1,250,796

Total investment companies (cost $1,212,959)		$1,250,796

SHORT-TERM INVESTMENTS (23.5%)*	Shares	Value

Putnam Cash Collateral Pool, LLC 0.22% [d]	27,571,931	$27,571,931

Putnam Money Market Liquidity Fund 0.13% [e]	8,840,564	8,840,564

Total short-term investments (cost $36,412,495)		$36,412,495

TOTAL INVESTMENTS

Total investments (cost $180,097,593)		$184,357,185

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from March 1, 2012 through August 31, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $154,700,870.

† Non-income-producing security.

d See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

e See Note 5 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Consumer discretionary	$19,612,393	$—	$—

Consumer staples	4,262,836	—	—

Energy	8,558,057	—	—

Financials	42,893,710	—	—

Health care	10,845,954	—	—

Industrials	20,916,091	—	—

Information technology	20,612,057	723,749	—

Materials	8,577,561	—	—

Telecommunication services	1,103,676	—	—

Utilities	8,587,810	—	—

Total common stocks	145,970,145	723,749	—

Investment companies	1,250,796	—	—

Short-term investments	8,840,564	27,571,931	—

Totals by level	$156,061,505	$28,295,680	$—

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 8/31/12 (Unaudited)

ASSETS

Investment in securities, at value, including $26,887,241 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $143,685,098)	$147,944,690
Affiliated issuers (identified cost $36,412,495) (Notes 1 and 5)	36,412,495

Dividends, interest and other receivables	215,682

Receivable for shares of the fund sold	26,850

Receivable for investments sold	282,847

Total assets	184,882,564

LIABILITIES

Payable to custodian	25,942

Payable for investments purchased	1,885,492

Payable for shares of the fund repurchased	319,478

Payable for compensation of Manager (Note 2)	83,561

Payable for investor servicing fees (Note 2)	69,223

Payable for custodian fees (Note 2)	8,761

Payable for Trustee compensation and expenses (Note 2)	95,313

Payable for administrative services (Note 2)	345

Payable for distribution fees (Note 2)	65,281

Collateral on securities loaned, at value (Note 1)	27,571,931

Other accrued expenses	56,367

Total liabilities	30,181,694

Net assets	$154,700,870

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$182,464,955

Undistributed net investment income (Note 1)	503,855

Accumulated net realized loss on investments (Note 1)	(32,527,532)

Net unrealized appreciation of investments	4,259,592

Total — Representing net assets applicable to capital shares outstanding	$154,700,870

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($126,639,642 divided by 12,022,132 shares)	$10.53

Offering price per class A share (100/94.25 of $10.53)*	$11.17

Net asset value and offering price per class B share ($3,629,906 divided by 398,568 shares)**	$9.11

Net asset value and offering price per class C share ($8,453,912 divided by 926,037 shares)**	$9.13

Net asset value and redemption price per class M share ($1,279,594 divided by 131,548 shares)	$9.73

Offering price per class M share (100/96.50 of $9.73)*	$10.08

Net asset value, offering price and redemption price per class R share
($309,273 divided by 29,694 shares)	$10.42

Net asset value, offering price and redemption price per class Y share
($14,388,543 divided by 1,321,613 shares)	$10.89

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 8/31/12 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $820)	$1,392,588

Interest (including interest income of $3,263 from investments in affiliated issuers) (Note 5)	3,433

Securities lending (Note 1)	28,024

Total investment income	1,424,045

EXPENSES

Compensation of Manager (Note 2)	507,445

Investor servicing fees (Note 2)	246,772

Custodian fees (Note 2)	12,184

Trustee compensation and expenses (Note 2)	6,908

Administrative services (Note 2)	2,878

Distribution fees — Class A (Note 2)	162,949

Distribution fees — Class B (Note 2)	19,484

Distribution fees — Class C (Note 2)	44,674

Distribution fees — Class M (Note 2)	4,967

Distribution fees — Class R (Note 2)	767

Other	52,339

Total expenses	1,061,367

Expense reduction (Note 2)	(26,619)

Net expenses	1,034,748

Net investment income	389,297

Net realized gain on investments (Notes 1 and 3)	6,620,032

Net unrealized depreciation of investments during the period	(7,255,179)

Net loss on investments	(635,147)

Net decrease in net assets resulting from operations	$(245,850)

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS	Six months ended 8/31/12*	Year ended 2/28/12

Operations:
Net investment income	$389,297	$336,051

Net realized gain on investments	6,620,032	24,930,845

Net unrealized depreciation of investments	(7,255,179)	(28,006,747)

Net decrease in net assets resulting from operations	(245,850)	(2,739,851)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	—	(376,621)

Class Y	—	(75,144)

Increase in capital from settlement payments (Note 7)	—	180,341

Redemption fees (Note 1)	1,364	8,195

Decrease from capital share transactions (Note 4)	(10,851,760)	(26,646,520)

Total decrease in net assets	(11,096,246)	(29,649,600)

NET ASSETS

Beginning of period	165,797,116	195,446,716

End of period (including undistributed net investment
income of $503,855 and $114,558, respectively)	$154,700,870	$165,797,116

* Unaudited

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:

														Ratio
	Net asset		Net realized										Ratio	of net investment
	value,		and unrealized	Total from	From	From					Total return	Net assets,	of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	net realized gain	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	fees [b]	reimbursements	end of period	value (%) [c]	(in thousands)	net assets (%) [d]	net assets (%)	turnover (%)

Class A
August 31, 2012**	$10.54	.03	(.04)	(.01)	—	—	—	—	—	$10.53	(.10)*	$126,640	.65*	.27*	33*
February 29, 2012	10.62	.02	(.08)	(.06)	(.03)	—	(.03)	—	.01 [e]	10.54	(.46)	135,453	1.30	.24	64
February 28, 2011	8.10	.02	2.50	2.52	— [b]	—	— [b]	—	—	10.62	31.13	162,096	1.30	.20	68
February 28, 2010	4.69	.01	3.54	3.55	(.14)	—	(.14)	—	—	8.10	75.74	144,577	1.46 [f]	.15 [f]	79
February 28, 2009	10.21	.09	(5.16)	(5.07)	—	(.45)	(.45)	—	—	4.69	(50.44)	111,011	1.47 [f]	1.07 [f]	53
February 29, 2008	16.62	.10	(3.57)	(3.47)	(.09)	(2.85)	(2.94)	—	—	10.21	(22.54)	342,770	1.37 [f]	.66 [f]	49

Class B
August 31, 2012**	$9.15	(.01)	(.03)	(.04)	—	—	—	—	—	$9.11	(.44)*	$3,630	1.03*	(.11)*	33*
February 29, 2012	9.26	(.04)	(.08)	(.12)	—	—	—	—	.01 [e]	9.15	(1.19)	4,247	2.05	(.51)	64
February 28, 2011	7.11	(.04)	2.19	2.15	—	—	—	—	—	9.26	30.24	5,471	2.05	(.54)	68
February 28, 2010	4.13	(.04)	3.10	3.06	(.08)	—	(.08)	—	—	7.11	74.28	5,494	2.21 [f]	(.59) [f]	79
February 28, 2009	9.15	.02	(4.59)	(4.57)	—	(.45)	(.45)	—	—	4.13	(50.82)	4,973	2.22 [f]	.31 [f]	53
February 29, 2008	15.24	(.04)	(3.20)	(3.24)	—	(2.85)	(2.85)	—	—	9.15	(23.06)	19,600	2.12 [f]	(.16) [f]	49

Class C
August 31, 2012**	$9.17	(.01)	(.03)	(.04)	—	—	—	—	—	$9.13	(.44)*	$8,454	1.03*	(.11)*	33*
February 29, 2012	9.28	(.04)	(.08)	(.12)	—	—	—	—	.01 [e]	9.17	(1.19)	9,397	2.05	(.51)	64
February 28, 2011	7.13	(.04)	2.19	2.15	—	—	—	—	—	9.28	30.15	10,927	2.05	(.54)	68
February 28, 2010	4.14	(.04)	3.12	3.08	(.09)	—	(.09)	—	—	7.13	74.49	9,778	2.21 [f]	(.60) [f]	79
February 28, 2009	9.18	.02	(4.61)	(4.59)	—	(.45)	(.45)	—	—	4.14	(50.88)	7,166	2.22 [f]	.32 [f]	53
February 29, 2008	15.28	(.01)	(3.24)	(3.25)	—	(2.85)	(2.85)	—	—	9.18	(23.08)	19,800	2.12 [f]	(.10) [f]	49

Class M
August 31, 2012**	$9.76	— [b]	(.03)	(.03)	—	—	—	—	—	$9.73	(.31)*	$1,280	.90*	.02*	33*
February 29, 2012	9.85	(.02)	(.08)	(.10)	—	—	—	—	.01 [e]	9.76	(.91)	1,418	1.80	(.26)	64
February 28, 2011	7.55	(.03)	2.33	2.30	—	—	—	—	—	9.85	30.46	1,544	1.80	(.30)	68
February 28, 2010	4.38	(.02)	3.30	3.28	(.11)	—	(.11)	—	—	7.55	74.90	1,375	1.96 [f]	(.35) [f]	79
February 28, 2009	9.64	.05	(4.86)	(4.81)	—	(.45)	(.45)	—	—	4.38	(50.73)	954	1.97 [f]	.55 [f]	53
February 29, 2008	15.83	.02	(3.36)	(3.34)	—	(2.85)	(2.85)	—	—	9.64	(22.83)	3,493	1.87 [f]	.16 [f]	49

Class R
August 31, 2012**	$10.44	.01	(.03)	(.02)	—	—	—	—	—	$10.42	(.19)*	$309	.78*	.14*	33*
February 29, 2012	10.52	— [b]	(.09)	(.09)	—	—	—	—	.01 [e]	10.44	(.76)	303	1.55	(.02)	64
February 28, 2011	8.04	(.01)	2.49	2.48	—	—	—	—	—	10.52	30.85	368	1.55	(.06)	68
February 28, 2010	4.66	(.01)	3.52	3.51	(.13)	—	(.13)	—	—	8.04	75.43	213	1.71 [f]	(.12) [f]	79
February 28, 2009	10.18	.06	(5.13)	(5.07)	—	(.45)	(.45)	—	—	4.66	(50.59)	76	1.72 [f]	.75 [f]	53
February 29, 2008†	16.83	.05	(3.74)	(3.69)	(.11)	(2.85)	(2.96)	—	—	10.18	(23.62)*	29	1.49*[f]	.39*[f]	49

Class Y
August 31, 2012**	$10.88	.04	(.03)	.01	—	—	—	—	—	$10.89	.09*	$14,389	.52*	.39*	33*
February 29, 2012	10.97	.05	(.09)	(.04)	(.06)	—	(.06)	—	.01 [e]	10.88	(.27)	14,980	1.05	.49	64
February 28, 2011	8.36	.04	2.59	2.63	(.02)	—	(.02)	—	—	10.97	31.53	15,040	1.05	.46	68
February 28, 2010	4.84	.03	3.65	3.68	(.16)	—	(.16)	—	—	8.36	76.08	13,554	1.21 [f]	.42 [f]	79
February 28, 2009	10.48	.12	(5.31)	(5.19)	—	(.45)	(.45)	—	—	4.84	(50.28)	13,074	1.22 [f]	1.32 [f]	53
February 29, 2008	16.97	.14	(3.64)	(3.50)	(.14)	(2.85)	(2.99)	—	—	10.48	(22.30)	30,898	1.12 [f]	.91 [f]	49

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

32	33

Financial highlights (Continued)

* Not annualized.

** Unaudited.

† For the period March 30, 2007 (commencement of operations) to February 29, 2008.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

e Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities Exchange Commission (the SEC) which amounted to $0.01 per share outstanding on July  21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011 (Note 7).

f Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to February 28, 2010, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

February 28, 2010	0.13%

February 28, 2009	0.05

February 29, 2008	<0.01

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 8/31/12 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Unless otherwise noted, the “reporting period” represents the period from March 1, 2012 through August 31, 2012.

Putnam Small Cap Value Fund (the fund) is a diversified series of Putnam Investment Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek capital appreciation by investing mainly in common stocks of small U.S. companies, with a focus on value stocks. Value stocks are issued by companies that Putnam Management believes are currently undervalued by the market.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately six years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

A 1.00% redemption fee may apply on shares that are redeemed (either by selling or exchanging into another fund) within 60 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported, as in the case of some securities traded over-the-counter, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in other open-end investment companies (excluding exchange traded funds), which are classified as Level 1 securities, are based on their net asset value. The net asset value of an investment company equals the total value of its assets less its liabilities and divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day that the exchange is open.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $26,887,241. The fund received cash collateral of $27,571,931.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At February 29, 2012, the fund had a capital loss carryover of $38,408,336 available to the extent allowed by the Code to offset future net capital gain, if any. This capital loss carryover will expire on February 28, 2018. Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $180,836,821, resulting in gross unrealized appreciation and depreciation of $20,887,650 and $17,367,286, respectively, or net unrealized appreciation of $3,520,364.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.780%	of the first $5 billion,
0.730%	of the next $5 billion,
0.680%	of the next $10 billion,
0.630%	of the next $10 billion,
0.580%	of the next $50 billion,
0.560%	of the next $50 billion,
0.550%	of the next $100 billion and
0.545%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2013, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. Prior to March 1, 2012, investor servicing fees could not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $297 under the expense offset arrangements and by $26,322 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $124, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $5,421 and $50 from the sale of class A and class M shares, respectively, and received $3,574 and $199 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $50,660,973 and $58,862,711, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 8/31/12		Year ended 2/29/12

Class A	Shares	Amount	Shares	Amount

Shares sold	366,201	$3,822,990	861,593	$8,629,076

Shares issued in connection with
reinvestment of distributions	—	—	37,602	358,725

	366,201	3,822,990	899,195	8,987,801

Shares repurchased	(1,192,488)	(12,451,012)	(3,309,770)	(33,055,764)

Net decrease	(826,287)	$(8,628,022)	(2,410,575)	$(24,067,963)

	Six months ended 8/31/12		Year ended 2/29/12

Class B	Shares	Amount	Shares	Amount

Shares sold	23,465	$213,172	70,642	$625,431

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	23,465	213,172	70,642	625,431

Shares repurchased	(89,077)	(811,396)	(197,217)	(1,713,823)

Net decrease	(65,612)	$(598,224)	(126,575)	$(1,088,392)

	Six months ended 8/31/12		Year ended 2/29/12

Class C	Shares	Amount	Shares	Amount

Shares sold	20,770	$188,617	138,879	$1,162,797

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	20,770	188,617	138,879	1,162,797

Shares repurchased	(119,337)	(1,079,077)	(291,339)	(2,505,427)

Net decrease	(98,567)	$(890,460)	(152,460)	$(1,342,630)

	Six months ended 8/31/12		Year ended 2/29/12

Class M	Shares	Amount	Shares	Amount

Shares sold	983	$9,462	16,082	$155,582

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	983	9,462	16,082	155,582

Shares repurchased	(14,715)	(142,933)	(27,530)	(252,212)

Net decrease	(13,732)	$(133,471)	(11,448)	$(96,630)

	Six months ended 8/31/12		Year ended 2/29/12

Class R	Shares	Amount	Shares	Amount

Shares sold	4,461	$45,984	14,658	$142,258

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	4,461	45,984	14,658	142,258

Shares repurchased	(3,804)	(39,410)	(20,641)	(205,596)

Net increase (decrease)	657	$6,574	(5,983)	$(63,338)

	Six months ended 8/31/12		Year ended 2/29/12

Class Y	Shares	Amount	Shares	Amount

Shares sold	68,332	$732,002	356,548	$3,711,603

Shares issued in connection with
reinvestment of distributions	—	—	7,299	71,817

	68,332	732,002	363,847	3,783,420

Shares repurchased	(123,232)	(1,340,159)	(358,797)	(3,770,987)

Net increase (decrease)	(54,900)	$(608,157)	5,050	$12,433

Note 5: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $3,263 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $25,525,787 and $23,122,177, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. In July 2011, the fund recorded a receivable of $174,710 related to restitution amounts in connection with a distribution plan approved by the SEC. This amount, which was received by the fund in December 2011, is reported as part of Increase in capital from settlement payments on the Statement of changes in net assets. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. In May 2011, the fund received a payment of $5,631 related to settlement of those lawsuits. This amount is reported as a part of Increase in capital from settlement payments on the Statement of changes in net assets. Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 8: New accounting pronouncements

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011–04 “Fair Value Measurements and Disclosures (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011–04 amends FASB Topic 820 “Fair Value Measurement” and seeks to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. ASU 2011–04 is effective for fiscal years and interim periods beginning after December 15, 2011. The application of ASU 2011–04 did not have a material impact on the fund’s financial statements.

In December 2011, the FASB issued ASU No. 2011–11 “Disclosures about Offsetting Assets and Liabilities”. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASU 2011–11 and its impact, if any, on the fund’s financial statements.

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Income
Growth Opportunities Fund	American Government Income Fund
International Growth Fund	Diversified Income Trust
Multi-Cap Growth Fund	Floating Rate Income Fund
Small Cap Growth Fund	Global Income Trust
Voyager Fund	High Yield Advantage Fund
High Yield Trust
Blend	Income Fund
Asia Pacific Equity Fund	Money Market Fund*
Capital Opportunities Fund	Short Duration Income Fund
Capital Spectrum Fund	U.S. Government Income Trust
Emerging Markets Equity Fund
Equity Spectrum Fund	Tax-free income
Europe Equity Fund	AMT-Free Municipal Fund
Global Equity Fund	Tax Exempt Income Fund
International Capital Opportunities Fund	Tax Exempt Money Market Fund*
International Equity Fund	Tax-Free High Yield Fund
Investors Fund
Multi-Cap Core Fund	State tax-free income funds:
Research Fund	Arizona, California, Massachusetts, Michigan,
Minnesota, New Jersey, New York, Ohio,
Value	and Pennsylvania.
Convertible Securities Fund
Equity Income Fund	Absolute Return
George Putnam Balanced Fund	Absolute Return 100 Fund
The Putnam Fund for Growth and Income	Absolute Return 300 Fund
International Value Fund	Absolute Return 500 Fund
Multi-Cap Value Fund	Absolute Return 700 Fund
Small Cap Value Fund

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Global Sector	Putnam RetirementReady Funds — portfolios
Global Consumer Fund	with automatically adjusting allocations to
Global Energy Fund	stocks, bonds, and money market instruments,
Global Financials Fund	becoming more conservative over time.
Global Health Care Fund
Global Industrials Fund	RetirementReady 2055 Fund
Global Natural Resources Fund	RetirementReady 2050 Fund
Global Sector Fund	RetirementReady 2045 Fund
Global Technology Fund	RetirementReady 2040 Fund
Global Telecommunications Fund	RetirementReady 2035 Fund
Global Utilities Fund	RetirementReady 2030 Fund
RetirementReady 2025 Fund
Asset Allocation	RetirementReady 2020 Fund
Putnam Global Asset Allocation Funds —	RetirementReady 2015 Fund
portfolios with allocations to stocks, bonds,
and money market instruments that are	Putnam Retirement Income Lifestyle
adjusted dynamically within specified ranges	Funds — portfolios with managed
as market conditions change.	allocations to stocks, bonds, and money
market investments to generate
Dynamic Asset Allocation Balanced Fund	retirement income.
Prior to November 30, 2011, this fund was known as
Putnam Asset Allocation: Balanced Portfolio.	Retirement Income Fund Lifestyle 1
Dynamic Asset Allocation	Retirement Income Fund Lifestyle 2
Conservative Fund	Retirement Income Fund Lifestyle 3
Prior to November 30, 2011, this fund was known as
Putnam Asset Allocation: Conservative Portfolio.
Dynamic Asset Allocation Growth Fund
Prior to November 30, 2011, this fund was known as
Putnam Asset Allocation: Growth Portfolio.
Dynamic Risk Allocation Fund

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund's prospectus.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Fund information

Founded 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	John A. Hill	Michael J. Higgins
Putnam Investment	Paul L. Joskow	Vice President and Treasurer
Management, LLC	Elizabeth T. Kennan
One Post Office Square	Kenneth R. Leibler	Janet C. Smith
Boston, MA 02109	Robert E. Patterson	Vice President,
	George Putnam, III	Principal Accounting Officer,
Investment Sub-Manager	Robert L. Reynolds	and Assistant Treasurer
Putnam Investments Limited	W. Thomas Stephens
57–59 St James’s Street		Susan G. Malloy
London, England SW1A 1LD	Officers	Vice President and
	Robert L. Reynolds	Assistant Treasurer
Marketing Services	President
Putnam Retail Management		James P. Pappas
One Post Office Square	Jonathan S. Horwitz	Vice President
Boston, MA 02109	Executive Vice President,
	Principal Executive Officer, and	Mark C. Trenchard
Custodian	Compliance Liaison	Vice President and
State Street Bank		BSA Compliance Officer
and Trust Company	Steven D. Krichmar
	Vice President and	Judith Cohen
Legal Counsel	Principal Financial Officer	Vice President, Clerk, and
Ropes & Gray LLP		Associate Treasurer
Robert T. Burns
Trustees	Vice President and	Nancy E. Florek
Jameson A. Baxter, Chair	Chief Legal Officer	Vice President, Proxy
Liaquat Ahamed		Manager, Assistant Clerk, and
Ravi Akhoury	Robert R. Leveille	Associate Treasurer
Barbara M. Baumann	Vice President and
Charles B. Curtis	Chief Compliance Officer
Robert J. Darretta
Katinka Domotorffy

This report is for the information of shareholders of Putnam Small Cap Value Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

1937 75 YEARS 2012

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com and update your mailing options.

SA069
276905 10/12

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Investment Funds

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: October 30, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: October 30, 2012

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: October 30, 2012